EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



 In connection with the Quarterly Report on Form 10-QSB of Northeast Indiana Bancorp, Inc. (the "Company") for the quarterly period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randy J. Sizemore, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



 By: /s/ RANDY J. SIZEMORE
 Name:  Randy J. Sizemore
 Chief Financial Officer
 May 12, 2003

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